EXHIBIT 10.24

                                    AMENDMENT
                                       TO
                  SECURITY AGREEMENT AND ANCILLARY AGREEMENTS

     This AMENDMENT (this "AMENDMENT"), dated as of October 26, 2004, is entered into by and among ELINEAR, INC., a Delaware corporation (the "COMPANY"), NETVIEW TECHNOLOGIES, INC. ("NETVIEW"), NETBRIDGE TECHNOLOGIES, INC. ("NETBRIDGE" and, together with the Company and Netview, the "CREDIT PARTIES") and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of (i) the Secured Convertible Minimum Borrowing Note, dated February 23, 2004 (as amended, modified or supplemented from time to time, the "MINIMUM
BORROWING NOTE") issued by the Company pursuant to the Security Agreement referred to below, (ii) the Secured Revolving Note, dated February 23, 2004 (as amended, modified or supplemented from time to time, the "REVOLVING NOTE") issued by the Company pursuant to the Security Agreement referred to below, and
(iii) the Minimum Borrowing Note Registration Rights Agreement by and between the Company and Laurus, dated as of February 23, 2004 (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT" and, together with the Minimum Borrowing Note and the Revolving Note, the "REVOLVING LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Security Agreement, dated as of February 23, 2004, by and between the Credit Parties and Laurus (the "SECURITY AGREEMENT").

          WHEREAS, the Company and Laurus have agreed to make certain changes to the Revolving Loan Documents as set forth herein, and in connection therewith, the Company has agreed to issue an additional common stock purchase warrant to Laurus to purchase up to 150,000 shares of the Common Stock of the Company (the "NEW WARRANT");

     NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Section 2.2 of the Minimum Borrowing Note is hereby amended by deleting the reference to "$2.91" contained therein and inserting a reference to "$1.00" in lieu thereof. Laurus hereby waives any default that may have occurred pursuant to Section 4.5 of the Minimum Borrowing Note as a result of the Company's failure to pay any fees under the Registration Rights Agreement.

     2. Section 2.1 of the Revolving Note is hereby amended by deleting the reference to "$2.91" contained therein and inserting a reference to "$1.00" in lieu thereof. Laurus hereby waives any default that may have occurred pursuant to Section 3.5 of the Revolving Note as a result of the Company's failure to pay any fees under the Registration Rights Agreement prior to the date hereof.


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     3.     Laurus hereby waives any fees that have been incurred by the Company under Section 2(b)(ii) of the Registration Rights Agreement prior to the date hereof and affirms that such event did not result in, nor is it as of the date hereof, an event of default under Section 18 of the Security Agreement.

     4. The definition of "Filing Date" set forth in the Registration Rights Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

          "Filing Date" means, with respect to (1) the Registration Statement which is required to be filed with respect to the Loans made on the initial funding date as evidenced by a Minimum Borrowing Note, November 22, 2004, and (2) each $2,000,000 tranche of Loans funded after the initial funding date, the date which is thirty (30) days after such funding of such additional $2,000,000 of Loans evidenced by a Minimum Borrowing Note.

     5. The Company and Laurus agree that the definition of "Warrants" contained in Section 1 of the Registration Rights Agreement shall mean and include the New Warrant.

     6. This Amendment to each of the Revolving Loan Documents shall be effective as of the date hereof following (i) the execution of same by each Credit Party and Laurus and (ii) the issuance by the Company to Laurus of the New Warrant.

     7. Except as specifically set forth in this Amendment, there are no other amendments to the Revolving Loan Documents, and all of the other forms, terms and provisions of the Revolving Loan Documents remain in full force and effect.

     8. The Company hereby represents and warrants to Laurus that as of the date hereof, giving effect to this Amendment and as modified by the waiver letter dated the date hereof by and between Laurus and the Company, all representations, warranties and covenants made by Company in connection with the Security Agreement and the Revolving Loan Documents are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements have been met.

     9. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. Each party shall be responsible for their respective costs, including legal fees incurred, in connection with this Amendment.


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     IN  WITNESS WHEREOF, each Credit Party and Laurus has caused this Amendment to the Revolving Loan Documents to be signed in its name effective as of this 20th day of October, 2004.


                                           ELINEAR,  INC.


                                           By:  ELINEAR,  INC.
                                                --------------
                                              Name:
                                              Title:



                                           NETVIEW TECHNOLOGIES, INC.

                                           By: NETVIEW TECHNOLOGIES, INC.
                                               --------------------------
                                               Name:
                                               Title:

                                           NETBRIDGE TECHNOLOGIES, INC.

                                           By: NETBRIDGE TECHNOLOGIES, INC.
                                               ----------------------------
                                               Name:
                                               Title:


                                           LAURUS  MASTER  FUND,  LTD.


                                           By:  LAURUS  MASTER  FUND,  LTD.
                                                ---------------------------
                                           Name:
                                           Title:



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